UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 15, 2011

Date of Report

(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

    (Address of Principal Executive Offices)                               (ZIP Code)

Registrant’s telephone number, including area code:(818) 223-7500

                              Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (a)                            Departure of Directors or Certain Officers

Effective August 15, 2011, Leslie Frécon resigned from the Board of Directors of the Ryland Group, Inc. Ms. Frécon informed the Corporation that geography and work demands preclude her continued service as a Director. During Ms. Frécon’s thirteen years of service as a Director with The Ryland Group, Inc., the Corporation and the Board of Directors have appreciated her significant contributions as Director.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: August 15, 2011	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary